As filed with the SEC on                   .         Registration No. 333-85117
                        -------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                        Post-Effective Amendment No. 7 to


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485


     |_|  on                           pursuant to paragraph (b) of Rule 485
             -------------------------
                     (date)


     |_|  60 days after filing pursuant to paragraph (a) of Rule 485


     |X|  on   September 30,2002     pursuant to paragraph (a) of Rule 485
             -----------------------
                      (date)

                      CROSS REFERENCE SHEET
                   (as required by Form N-B-2)

  N-B-2 Item Number      Location
  -----------------      --------

         1.              Cover Page

         2.              Cover Page

         3.              Not Applicable

         4.              Sale of the Contract and Sales Commissions

         5.              Pruco Life of New Jersey Variable Appreciable Account

         6.              Pruco Life of New Jersey Variable Appreciable Account

         7.              Not Applicable

         8.              Not Applicable

         9.              Litigation and Regulatory Proceedings

        10.              Introduction and Summary; Charges and Expenses;
                         Short-Term Cancellation Right or "Free Look"; Types of Death Benefit; Changing the Type of Death Benefit; Riders; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing; How a Contract's Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Lapse and Reinstatement; Increases in Basic Insurance Amount; Decreases in Basic Insurance Amount; When Proceeds are Paid; Contract Loans; Other General Contract Provisions; Voting Rights; Substitution of Fund Shares

        11. Introduction and Summary; Pruco Life of New Jersey Variable Appreciable Account

        12. Cover Page; Introduction and Summary; The Funds; Sale of the Contract and Sales Commissions

        13. Introduction and Summary; The Funds; Charges and Expenses; Premiums; Allocation of Premiums; Sale of the Contract and Sales Commissions

        14. Introduction and Summary; Detailed Information for Prospective Contract Owners

        15. Introduction and Summary; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing

        16. Introduction and Summary; Detailed Information for Prospective Contract Owners

  N-B-2 Item Number      Location
  -----------------      --------

        17.              When Proceeds are Paid

        18.              Pruco Life of New Jersey Variable Appreciable Account

        19.              Reports to Contract Owners

        20.              Not Applicable

        21.              Contract Loans

        22.              Not Applicable

        23.              Not Applicable

        24.              Other General Contract Provisions

        25.              Pruco Life Insurance Company of New Jersey

        26.              Introduction and Summary; The Funds; Charges and
                         Expenses

        27.              Pruco Life Insurance Company of New Jersey; The Funds

        28. Pruco Life Insurance Company of New Jersey; Directors and Officers

        29.              Pruco Life Insurance Company of New Jersey

        30.              Not Applicable

        31.              Not Applicable

        32.              Not Applicable

        33.              Not Applicable

        34.              Not Applicable

        35.              Pruco Life Insurance Company of New Jersey

        36.              Not Applicable

        37.              Not Applicable

        38.              Sale of the Contract and Sales Commissions

        39.              Sale of the Contract and Sales Commissions

        40.              Not Applicable

        41.              Sale of the Contract and Sales Commissions

        42.              Not Applicable

        43.              Not Applicable

  N-B-2 Item Number      Location
  -----------------      --------

        44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary

        45.              Not Applicable

        46. Introduction and Summary; Pruco Life of New Jersey Variable Appreciable Account; The Funds

        47.              Pruco Life of New Jersey Variable Appreciable Account;
                         The Funds

        48.              Not Applicable

        49.              Not Applicable

        50.              Not Applicable

        51.              Not Applicable

        52.              Substitution of Fund Shares

        53.              Tax Treatment of Contract Benefits

        54.              Not Applicable

        55.              Not Applicable

        56.              Not Applicable

        57.              Not Applicable

        58.              Not Applicable

        59. Financial Statements: Financial Statements of the PruSelect III Variable Life Subaccounts of Pruco Life of New Jersey Variable Appreciable Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


September 30, 2002


PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

                                PRUSELECT(SM) III

                        Variable Life Insurance Contracts

This prospectus describes certain individual flexible premium variable universal life insurance contracts, PruSelect(SM) III Variable Life Insurance Contracts (the "Contract"), issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). These Contracts provide individual variable universal life insurance coverage with flexible premium payments, a variety of investment options, and three types of death benefit options. These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 21. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes. PruSelect(SM) III Contracts issued in New York may not be individually owned.

Investment Choices:

PruSelect III offers a wide variety of investment choices, including 40 variable investment options that invest in mutual funds managed by these leading asset managers:

o     Prudential Investments LLC         o     INVESCO Funds Group, Inc.

o     A I M Advisors, Inc.               o     Janus Capital Management LLC

o     American Century Investment        o     MFS Investment Management(R)
      Management, Inc.
                                         o     OppenheimerFunds, Inc.
o     The Dreyfus Corporation
                                         o     T. Rowe Price International, Inc.
o     Franklin Advisers, Inc.

o     Goldman Sachs Asset Management

For a complete list of the 40 available variable investment options and their investment objectives, see The Funds, page 7.


If your contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may also choose to invest your Contract's premiums and its earnings in the fixed rate option which pays a guaranteed interest rate. See The Fixed Rate Option, page 13.


This prospectus describes the Contract generally and the Pruco Life of New Jersey Variable Appreciable Account (the "Account"). The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life of New Jersey may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 286-7754

PruSelect is a service mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                            Page

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................1
INTRODUCTION AND SUMMARY......................................................2
  Brief Description of the Contract...........................................2
  Charges.....................................................................2
  Types of Death Benefit......................................................5
  Life Insurance Definitional Tests...........................................5
  Premium Payments............................................................6
  Refund......................................................................6
GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW
JERSEY, THE PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT, AND
THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT..................7
  Pruco Life Insurance Company of New Jersey..................................7
  Pruco Life of New Jersey Variable Appreciable Account.......................7
  The Funds...................................................................7
  Voting Rights..............................................................13
  The Fixed Rate Option......................................................13
  Which Investment Option Should Be Selected?................................14
DETAILED INFORMATION FOR.....................................................14
PROSPECTIVE CONTRACT OWNERS..................................................14
  Charges and Expenses.......................................................14
  Allocated Charges..........................................................18
  Reduction of Charges.......................................................18
  Requirements for Issuance of a Contract....................................19
  Short-Term Cancellation Right or "Free-Look"...............................19
  Types of Death Benefit.....................................................19
  Changing the Type of Death Benefit.........................................20
  Riders.....................................................................21
  Premiums...................................................................23
  Allocation of Premiums.....................................................23
  Transfers..................................................................24
  Dollar Cost Averaging......................................................24
  Auto-Rebalancing...........................................................25
  How a Contract's Surrender Value Will Vary.................................25
  How a Type A (Fixed) Contract's Death Benefit Will Vary....................25
  How a Type B (Variable) Contract's Death Benefit Will Vary.................26
  How a Type C (Return of Premium) Contract's Death Benefit Will Vary........27
  Surrender of a Contract....................................................28
  Withdrawals................................................................28
  Lapse and Reinstatement....................................................29
  Increases in Basic Insurance Amount........................................29
  Decreases in Basic Insurance Amount........................................30
  When Proceeds Are Paid.....................................................31
  Illustrations of Surrender Values, Death Benefits, and Accumulated
  Premiums...................................................................31
  Contract Loans.............................................................33
  Tax Treatment of Contract Benefits.........................................34
  Legal Considerations Relating to Sex-Distinct Premiums and Benefits........36
  Exchange Right.............................................................36
  Option to Exchange Insured.................................................36
  Other General Contract Provisions..........................................36
  Substitution of Fund Shares................................................37
  Reports to Contract Owners.................................................37
  Sale of the Contract and Sales Commissions.................................37
  State Regulation...........................................................38
  Experts....................................................................38
  Litigation and Regulatory Proceedings......................................38

  Additional Information.....................................................39
  Financial Statements.......................................................39
DIRECTORS AND OFFICERS.......................................................41

FINANCIAL STATEMENTS OF THE PRUSELECT III VARIABLE LIFE SUBACCOUNTS OF PRUCO
LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT............................. A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY...........B1

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

attained age -- The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount -- The amount of life insurance as shown in the Contract, not including riders. Also referred to as "face amount."

cash value -- The same as the "Contract Fund."

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.


Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.


Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase, "Contract year" is a year that starts on the effective date of the increase. See Increases in Basic Insurance Amount, page 29.

coverage segment -- The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase. See Increases in Basic Insurance Amount, page 29.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.


fixed rate option -- An investment option under which interest is accrued daily at a rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%.


Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Monthly date -- The Contract date and the same date in each subsequent month.

net cash value -- The Contract Fund minus any Contract debt.

Pruco Life Insurance Company of New Jersey -- Us, we, our, Pruco Life of New Jersey. The company offering the Contract.

segment allocation amount -- The amount used to determine the charge for sales expenses. It may also be referred to as the "Target Premium." See Charges and Expenses, page 14.

separate account -- Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account. The Separate Account is set apart from all of the general assets of Pruco Life of New Jersey Insurance Company.

surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt plus any return of sales charges.

Target Premium -- The same as "segment allocation amount." See Charges and Expenses, page 14.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The 40 mutual funds available under this Contract, whose shares are held in the separate account.

you -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Contract is an individual flexible premium variable universal life insurance contract. It is issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"). These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 21. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes. PruSelect(SM) III Contracts issued in New York may not be individually owned.

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart below describes how the value of your Contract Fund changes.


You may invest premiums in one or more of the 40 available variable investment options and in the fixed rate option if your contract includes the Rider to Add a Fixed Interest Rate Investment Option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 13. If you select the fixed rate option, Pruco Life of New Jersey credits your account with a declared rate of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 34.

Charges

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges, which are largely designed to cover insurance costs and risks, as well as sales and administrative expenses, are fully described under Charges and Expenses, page 14. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life of New Jersey may make:

               --------------------------------------------------
                                 Premium Payment
               --------------------------------------------------

             ----------------------------------------------------------
               o less a charge of up to 7.5% of the premiums paid for taxes attributable to premiums.

               o less a charge for sales expenses of up to 15% of the premiums paid.
             ----------------------------------------------------------


-------------------------------------------------------------------------------
                             Invested Premium Amount

To be invested in one or a combination of:

o     40 variable investment options.

o     The fixed rate option.

-------------------------------------------------------------------------------

                                  Contract Fund
--------------------------------------------------------------------------------

On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         Pruco Life of New Jersey adjusts
                               the Contract Fund for:

o     Addition of any new invested premium amounts.

o Addition of any increase due to investment results of the chosen variable investment options.

o Addition of guaranteed interest at an effective annual rate of 3% (plus any excess interest if applicable) on any portion of the Contract Fund allocated to the fixed rate option.

o Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.25% or 5%. See Contract Loans, page 33.)

o Subtraction of any decrease due to investment results of the chosen variable investment options.

o     Subtraction of any amount withdrawn.

o     Subtraction of the charges listed below, as applicable.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                  Daily Charges

o Management fees and expenses are deducted from the Fund assets. See Underlying Portfolio Expenses chart, below.

o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.5%, from assets of the variable investment options.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Monthly Charges

o We reduce the Contract Fund by a monthly administrative charge of up to $10 plus $0.05 per $1,000 of the basic insurance amount and TTR coverage amount.

o     We deduct a cost of insurance ("COI") charge.

o     If the Contract includes riders, we deduct rider charges from the Contract
      Fund.

o If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           Possible Additional Charges

o     We assess an administrative charge of up to $25 for any withdrawals.

o We may assess an administrative charge of up to $25 for any change in basic insurance amount.

o We may assess an administrative charge of up to $25 for any change in the Target Term Rider coverage amount (see Riders, page 21).

o We assess an administrative charge of up to $25 for each transfer exceeding 12 in any Contract year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              Underlying Portfolio Expenses
--------------------------------------------------------------------------------------------------------------------------
                 Portfolio                              Investment       Other      12B-1         Total           Total
                                                         Advisory      Expenses      Fees      Contractual        Actual
                                                            Fee                                  Expenses        Expenses*
--------------------------------------------------------------------------------------------------------------------------
Series Fund
  Conservative Balanced                                     0.55%         0.03%        N/A         0.58%          0.58%
  Diversified Bond                                          0.40%         0.04%        N/A         0.44%          0.44%
  Equity                                                    0.45%         0.04%        N/A         0.49%          0.49%
  Flexible Managed                                          0.60%         0.04%        N/A         0.64%          0.64%
  Global                                                    0.75%         0.09%        N/A         0.84%          0.84%
  High Yield Bond                                           0.55%         0.05%        N/A         0.60%          0.60%
  Jennison                                                  0.60%         0.04%        N/A         0.64%          0.64%
  Money Market                                              0.40%         0.03%        N/A         0.43%          0.43%
  Stock Index                                               0.35%         0.04%        N/A         0.39%          0.39%
  Value                                                     0.40%         0.04%        N/A         0.44%          0.44%
  SP Aggressive Growth Asset Allocation (1)                 0.84%         0.90%        N/A         1.74%          1.04%
  SP Alliance Large Cap Growth                              0.90%         0.67%        N/A         1.57%          1.10%
  SP Balanced Asset Allocation (1)                          0.75%         0.52%        N/A         1.27%          0.92%
  SP Conservative Asset Allocation (1)                      0.71%         0.35%        N/A         1.06%          0.87%
  SP Davis Value                                            0.75%         0.28%        N/A         1.03%          0.83%
  SP Deutsche International Equity                          0.90%         2.37%        N/A         3.27%          1.10%
  SP Growth Asset Allocation (1)                            0.80%         0.66%        N/A         1.46%          0.97%
  SP INVESCO Small Company Growth                           0.95%         1.89%        N/A         2.84%          1.15%
  SP Large Cap Value                                        0.80%         1.18%        N/A         1.98%          0.90%
  SP MFS Capital Opportunities                              0.75%         2.29%        N/A         3.04%          1.00%
  SP MFS Mid-Cap Growth                                     0.80%         1.31%        N/A         2.11%          1.00%
  SP PIMCO High Yield                                       0.60%         0.48%        N/A         1.08%          0.82%
  SP PIMCO Total Return                                     0.60%         0.22%        N/A         0.82%          0.76%
  SP Small/Mid Cap Value                                    0.90%         0.66%        N/A         1.56%          1.05%
-----------------------------------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund - Series I shares            0.60%         0.25%        N/A         0.85%          0.85%
American Century Variable Portfolios, Inc.  (2)
  VP Income & Growth Fund                                   0.70%         0.00%        N/A         0.70%          0.70%
  VP Value Fund                                             0.97%         0.00%        N/A         0.97%          0.97%
Dreyfus Investment Portfolios (3)
  MidCap Stock Portfolio                                    0.75%         0.14%        N/A         0.89%          0.89%
Dreyfus Variable Investment Fund (3)
  Small Cap Portfolio                                       0.75%         0.04%        N/A         0.79%          0.79%
Franklin Templeton Variable Insurance Products
Trust (4)
  Franklin Small Cap Fund - Class 2                         0.53%         0.31%       0.25%        1.09%          1.01%
Goldman Sachs Variable Insurance Trust (VIT)  (5)
  CORE(SM) Small Cap Equity Fund                            0.75%         0.47%        N/A         1.22%          1.00%
INVESCO Variable Investment Funds, Inc.
  VIF - Technology Fund                                     0.75%         0.32%        N/A         1.07%          1.07%
  VIF - Utilities Fund (6)                                  0.60%         0.77%        N/A         1.37%          1.15%
Janus Aspen Series
  Aggressive Growth Portfolio - Service Shares (7)(8)       0.65%         0.02%       0.25%        0.92%          0.92%
  Balanced Portfolio - Service Shares (7)(8)                0.65%         0.01%       0.25%        0.91%          0.91%
  Growth Portfolio - Institutional Shares (7)               0.65%         0.01%        N/A         0.66%          0.66%
  International Growth Portfolio - Service Shares(7)(8)     0.65%         0.06%       0.25%        0.96%          0.96%
MFS(R) Variable Insurance Trust(SM) (9)
  Emerging Growth Series                                    0.75%         0.12%        N/A         0.87%          0.86%
Oppenheimer Variable Account Funds
  Aggressive Growth Fund/VA (Service Shares)                0.64%         0.04%       0.25%        0.93%          0.93%
T. Rowe Price International Series, Inc.  (10)
  International Stock Portfolio                             1.05%         0.00%        N/A         1.05%          1.05%
--------------------------------------------------------------------------------------------------------------------------
* Reflects fee waivers, reimbursement of expenses, or expense reductions, if any.
--------------------------------------------------------------------------------------------------------------------------

(1)   Prudential Series Fund, Inc.

      Each Asset Allocation Portfolio invests shares in other Fund Portfolios. The Advisory Fees for the Asset Allocation Portfolios are the product of a blend of the Advisory Fees of those other Fund Portfolios, plus a 0.05% annual advisory fee payable to PI.

(2)   American Century Variable Portfolios, Inc.

      The "Investment Advisory Fees" include ordinary expenses of managing and operating the Fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses.

(3)   Dreyfus Investment Portfolio / Dreyfus Variable Investment Fund

      The figures in the Expense Table are for the initial share class for the fiscal year ended December 31, 2001. "Total Actual Expenses" in the current year and in future years may be higher or lower than the figures given.

(4)   Franklin Templeton Variable Insurance Products Trust

      The manager has agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

(5)   Goldman Sachs Variable Insurance Trust (VIT)

      The Investment Adviser had voluntarily agreed to reduce or limit certain "Other Expenses" to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets.

(6)   INVESCO Variable Investment Funds, Inc.

      The Utilities Fund's actual "Other Expenses" and "Total Contractual Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(7)   Janus Aspen Series (Institutional and Service Shares)

      The table reflects expenses for the fiscal year ended December 31, 2001, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

(8)   Janus Aspen Series (Service Shares only)

      Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(9)   MFS Variable Insurance Trust(SM)

      An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."

(10) Rowe Price International Series, Inc. The Investment Advisory Fee includes the ordinary recurring operating expenses of the Funds.

The expenses relating to the Funds (other than those of the Series Fund) have been provided to Pruco Life of New Jersey by the Funds. Pruco Life of New Jersey has not independently verified them.

Types of Death Benefit

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash value and the death benefit both vary with investment experience. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals, plus interest at a rate between 0% and 8% (in 1/2% increments) chosen by the Contract owner. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. See Types of Death Benefit, page 19.

Life Insurance Definitional Tests

In order to qualify as life insurance for Federal tax purposes, the Contract must adhere to the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. For more information, see Tax Treatment of Contract Benefits, page 34.

Premium Payments

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. Paying insufficient premiums, poor investment results, or taking loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, the Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. See Premiums, page 23 and Lapse and Reinstatement, page 29.

We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Pruco Life of New Jersey representative when you apply for the Contract. See Premiums, page 23.

Refund

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free-look" provision. See Short-Term Cancellation Right or "Free-Look," page 19.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectuses and statements of additional information for the Funds.

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE PRUCO
  LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT
                      OPTIONS AVAILABLE UNDER THE CONTRACT

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York.

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.

Pruco Life of New Jersey Variable Appreciable Account

We have established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey.

Currently, you may choose to invest in one or more of the 40 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the Account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount. Pruco Life of New Jersey may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Funds

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the Funds' investment objectives, and investment advisers.

Each Fund has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the Funds will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o Jennison Portfolio (formerly Prudential Jennison Portfolio): The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as domestic and foreign corporations and banks.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.

o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

o SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP Deutsche International Equity Portfolio: The investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.

o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests at least 80% of its investable assets in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. Most holdings are in small-capitalization companies - those with market capitalizations under $2 billion at the time of purchase.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index).

o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP MFS Mid-Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, and investment grade fixed income instruments.

o SP PIMCO Total Return Portfolio: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Portfolio invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.

Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. Ultimately, PI serves as the investment adviser for the SP Aggressive Growth Asset Allocation, the SP Balanced Asset Allocation, the SP Conservative Asset Allocation, and the SP Growth Asset Allocation Portfolios. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global and the Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc.("PIM"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as the sub-adviser for the Deutsche International Equity Portfolio and as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances, Deutsche will manage approximately 25% of the Value Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 388 Greenwich Street, New York, New York 10013.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. The principal business address for Davis Selected Advisers, LP is 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Fidelity Management & Research Company ("FMR") serves as the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio. FMR's principal business address is 82 Devonshire Street, Boston, Massachusetts 02109.

INVESCO Funds Group, Inc. ("INVESCO") serves as the sub-adviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 7800 East Union Avenue, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS") serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. The principal business address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the sub-adviser to the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. See Deductions from Portfolios, page 15.

AIM Variable Insurance Funds:

o     AIM V.I. Premier Equity Fund - Series I shares (formerly AIM V.I. Value
      Fund). Seeks long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for the fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Income & Growth Fund. Seeks growth of capital by investing primarily in common stocks. Income as a secondary objective. The Fund seeks to achieve its objective by investing primarily from the largest 1,500 publicly traded U.S. companies.

o American Century VP Value Fund. Seeks long-term growth of capital with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the fund is American Century Investment Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

Dreyfus Investment Portfolios:

o MidCap Stock Portfolio. Seeks to achieve investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor's MidCap 400(R) Index ("S&P 400"). The portfolio invests at least 80% of its assets in midcap stocks. Midcap stocks are those with market caps between $1 billion and $15 billion.

Dreyfus Variable Investment Fund:

o Small Cap Portfolio. Seeks to maximize capital appreciation. The Portfolio generally invests at least 80% of its assets in small cap companies. Small cap companies are those with total market values of less than $2 billion.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios. The principal distributor of the portfolios is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust:

o Franklin Small Cap Fund - Class 2. Seeks long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies.

Franklin Advisers, Inc. (Advisers) is the Fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Goldman Sachs Variable Insurance Trust (VIT):

o CORE(SM) Small Cap Equity Fund. Seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments in small-cap U.S. issuers within the range of the market capitalization of companies constituting the Russell 2000 Index at the time of investment.

Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE(SM) Small Cap Equity Fund. GSAM's principal business address is 32 Old Slip, New York, New York 10005.

INVESCO Variable Investment Funds, Inc.:

o VIF - Technology Fund. Seeks capital appreciation. The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, bio-technology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure and networking companies.

o VIF - Utilities Fund. Seeks capital growth and current income. The Fund invests at least 80% of its assets in equity securities and equity-related instruments of companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 4350 South Monaco Street, Denver, Colorado 80237.

Janus Aspen Series:

o Aggressive Growth Portfolio - Service Shares. Seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies.

o Balanced Portfolio - Service Shares. Seeks long-term growth of capital, consistent with preservation of capital, and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

o Growth Portfolio - Institutional Shares. Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio normally invests in common stocks of larger, more established companies.

o International Growth Portfolio - Service Shares. Seeks long-term growth of capital. The Portfolio invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Janus Capital Management LLC is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Management LLC's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) Variable Insurance Trust(SM):

o Emerging Growth Series. Seeks long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of those securities, of emerging growth companies.

MFS Investment Management(R) ("Massachusetts Financial Services Company"), a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for MFS Investment Management" is 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Variable Account Funds:

o Aggressive Growth Fund/VA (Service Shares). Seeks capital appreciation by investing in "growth type" companies. The Fund invests primarily is stocks of mid-cap companies.

OppenheimerFunds, Inc. is the investment manager for this Fund. The principal business address for OppenheimerFunds, Inc. is 498 Seventh Avenue, 10th Floor, New York, New York 10018.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. Seeks long-term growth of capital The Portfolio invests primarily in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under Deductions from Portfolios in the Charges and Expenses section, page 14, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

      (1)   changes in state insurance law;

      (2)   changes in federal income tax law;

      (3)   changes in the investment management of any portfolio of the Funds;
            or

      (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

An affiliate of each of the Funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the Fund by Pruco Life of New Jersey under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the Fund shares associated with the variable investment options. However, we vote the shares in the Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Funds in its own right, it may elect to do so.


The Fixed Rate Option

If your policy has the Rider to Add a Fixed Interest Rate Investment Option, you may allocate a portion of each invested premium amount to the fixed rate option. Interest is accrued daily at a rate that of New Jersey declares periodically. Pruco Life of New Jersey credits your Contract Fund with a guaranteed rate of interest that will never be lower than an effective annual rate of 3%. Pruco Life of New Jersey is not obligated to pay any interest rate above 3%, although we may do so. See Riders, page 21.

Which Investment Option Should Be Selected?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Equity, Global, Jennison, Stock Index, Value, SP Alliance Large Cap Growth, SP Davis Value, SP INVESCO Small Company Growth, SP Small/Mid Cap Value, AIM V.I. Premier Equity Fund, American Century Income & Growth Fund, American Century VP Value Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Small Cap Portfolio, Franklin Small Cap Fund, CORE(SM) Small Cap Equity Fund, INVESCO Technology Fund, INVESCO Utilities Fund, Janus Aggressive Growth Portfolio, Janus Balanced Portfolio, Janus Growth Portfolio, Janus International Growth Portfolio, MFS Emerging Growth Series, Oppenheimer Aggressive Growth Fund, or T. Rowe Price International Stock Portfolio, for example, may be desirable options if you are willing to accept such volatility in your Contract values. Each equity portfolio involves different policies and investment risks. See The Funds, page 7, for additional equity portfolios available under the Contract and their specific investment objectives.


You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond and SP PIMCO Total Return Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio, recognizing that the level of short-term rates may change rather rapidly or you may want the fixed rate option, if available. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio and the SP PIMCO High Yield Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields.


You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced Portfolio, the Flexible Managed Portfolio, the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, or the SP Growth Asset Allocation Portfolio.

You may wish to divide your invested premium among two or more of the Portfolios. Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life of New Jersey representative from time to time about the choices available to you under the Contract. Pruco Life of New Jersey recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                            DETAILED INFORMATION FOR
                           PROSPECTIVE CONTRACT OWNERS

Charges and Expenses


The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Contract Loans, page
33. Most charges, although not all, are made by reducing the Contract Fund.


This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Deductions from Premium Payments

(a) We charge up to 7.5% for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey. That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. Pruco Life of New Jersey may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2001, Pruco Life of New Jersey received a total of approximately $123,000 in taxes attributable to premiums.

      We will deduct a charge for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the cost of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. A portion of the sales load may be returned to you if the Contract is surrendered during the first four Contract years. See Return of Sales Charges, below.

      The amount used to determine the charge for sales expenses is called the "segment allocation amount" in your Contract. It may also be referred to as the Target Premium. Target Premiums vary by the age, sex (except where unisex rates apply), smoking status, and rating class of the insured and will drop to zero after 10 years. Each coverage segment has its own Target Premium. Target Premiums for each coverage segment are shown in the Segment Table located in your Contract data pages.


      For the first ten years of each coverage segment we charge up to 15% of premiums received each year up to the Target Premium and up to 2% on any excess. In years 11 and later of each coverage segment, we charge up to 2% of premiums received. Currently, for contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7 1/2% of premiums received up to the Target Premium and 1 1/2% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and 1/2% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. For Contracts with a Contract date prior to September 30, 2002, for each coverage segment, we charged 13 1/2% of premiums received up to the Target Premium and 2% of any excess for the first 10 years of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment. For information on determining the sales expense charge if there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 29.


     Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 34. During 2001, Pruco Life of New Jersey received a total of approximately $949,000 in sales charges.

Return of Sales Charges

If the Contract is fully surrendered within the first four Contract years and it is not in default, Pruco Life of New Jersey will return 50% of any sales charges deducted from premiums paid within 24 months prior to the date Pruco Life of New Jersey receives the surrender request at a Home Office.

Deductions from Portfolios

We deduct an investment advisory fee daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Series Fund Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each Prudential Series Fund Portfolio for the year ended December 31, 2001, expressed as a percentage of the average assets during the year, are shown below:

--------------------------------------------------------------------------------------------------------------------------
                                              Total Portfolio Expenses
--------------------------------------------------------------------------------------------------------------------------
                 Portfolio                              Investment       Other      12B-1         Total           Total
                                                         Advisory      Expenses      Fees      Contractual        Actual
                                                            Fee                                  Expenses        Expenses*
--------------------------------------------------------------------------------------------------------------------------
 Series Fund
   Conservative Balanced                                    0.55%         0.03%       N/A          0.58%          0.58%
   Diversified Bond                                         0.40%         0.04%       N/A          0.44%          0.44%
   Equity                                                   0.45%         0.04%       N/A          0.49%          0.49%
   Flexible Managed                                         0.60%         0.04%       N/A          0.64%          0.64%
   Global                                                   0.75%         0.09%       N/A          0.84%          0.84%
   High Yield Bond                                          0.55%         0.05%       N/A          0.60%          0.60%
   Jennison                                                 0.60%         0.04%       N/A          0.64%          0.64%
   Money Market                                             0.40%         0.03%       N/A          0.43%          0.43%
   Stock Index                                              0.35%         0.04%       N/A          0.39%          0.39%
   Value                                                    0.40%         0.04%       N/A          0.44%          0.44%
   SP Aggressive Growth Asset Allocation (1)                0.84%         0.90%       N/A          1.74%          1.04%
   SP Alliance Large Cap Growth                             0.90%         0.67%       N/A          1.57%          1.10%
   SP Balanced Asset Allocation (1)                         0.75%         0.52%       N/A          1.27%          0.92%
   SP Conservative Asset Allocation (1)                     0.71%         0.35%       N/A          1.06%          0.87%
   SP Davis Value                                           0.75%         0.28%       N/A          1.03%          0.83%
   SP Deutsche International Equity                         0.90%         2.37%       N/A          3.27%          1.10%
   SP Growth Asset Allocation (1)                           0.80%         0.66%       N/A          1.46%          0.97%
   SP INVESCO Small Company Growth                          0.95%         1.89%       N/A          2.84%          1.15%
   SP Large Cap Value                                       0.80%         1.18%       N/A          1.98%          0.90%
   SP MFS Capital Opportunities                             0.75%         2.29%       N/A          3.04%          1.00%
   SP MFS Mid-Cap Growth                                    0.80%         1.31%       N/A          2.11%          1.00%
   SP PIMCO High Yield                                      0.60%         0.48%       N/A          1.08%          0.82%
   SP PIMCO Total Return                                    0.60%         0.22%       N/A          0.82%          0.76%
   SP Small/Mid Cap Value                                   0.90%         0.66%       N/A          1.56%          1.05%
--------------------------------------------------------------------------------------------------------------------------

 AIM Variable Insurance Funds
   AIM V.I. Premier Equity Fund - Series I shares           0.60%         0.25%       N/A          0.86%          0.85%
 American Century Variable Portfolios, Inc. (2)
   VP Income & Growth Fund                                  0.70%         0.00%       N/A          0.70%          0.70%
   VP Value Fund                                            0.97%         0.00%       N/A          0.97%          0.97%
 Dreyfus Investment Portfolios (3)
   MidCap Stock Portfolio                                   0.75%         0.14%       N/A          0.89%          0.89%
 Dreyfus Variable Investment Fund (3)
   Small Cap Portfolio                                      0.75%         0.04%       N/A          0.79%          0.79%
 Franklin Templeton Variable Insurance Products
 Trust (4)
   Franklin Small Cap Fund - Class 2                        0.53%         0.31%      0.25%         1.09%          1.01%
 Goldman Sachs Variable Insurance Trust (VIT) (5)
   CORE(SM) Small Cap Equity Fund                            0.75%         0.47%       N/A          1.22%          1.00%
 INVESCO Variable Investment Funds, Inc.
   VIF - Technology Fund                                    0.75%         0.32%       N/A          1.07%          1.07%
   VIF - Utilities Fund (6)                                 0.60%         0.77%       N/A          1.37%          1.15%
 Janus Aspen Series
   Aggressive Growth Portfolio - Service Shares             0.65%         0.02%      0.25%         0.92%          0.92%
   Balanced Portfolio - Service Shares                      0.65%         0.01%      0.25%         0.91%          0.91%
   Growth Portfolio - Institutional Shares (7)              0.65%         0.01%       N/A          0.66%          0.66%
   International Growth Portfolio - Service Shares          0.65%         0.06%      0.25%         0.96%          0.96%
 MFS(R) Variable Insurance Trust(SM) (8)
   Emerging Growth Series                                   0.75%         0.12%       N/A          0.87%          0.86%
 Oppenheimer Variable Account Funds
   Aggressive Growth Fund/VA (Service Shares)               0.64%         0.04%      0.25%         0.93%          0.93%
 T. Rowe Price International Series, Inc. (9)
   International Stock Portfolio                            1.05%         0.00%       N/A          1.05%          1.05%
--------------------------------------------------------------------------------------------------------------------------
 * Reflects fee waivers, reimbursement of expenses, or expense reductions, if any.
--------------------------------------------------------------------------------------------------------------------------

(1)   Prudential Series Fund, Inc.

      Each Asset Allocation Portfolio invests shares in other Fund Portfolios. The Advisory Fees for the Asset Allocation Portfolios are the product of a blend of the Advisory Fees of those other Fund Portfolios, plus a 0.05% annual advisory fee payable to PI.

(2)   American Century Variable Portfolios, Inc.

      The "Investment Advisory Fees" include ordinary expenses of managing and operating the Fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses.

(3)   Dreyfus Investment Portfolio / Dreyfus Variable Investment Fund

      The figures in the Expense Table are for the initial share class for the fiscal year ended December 31, 2001. "Total Actual Expenses" in the current year and in future years may be higher or lower than the figures given.

(4)   Franklin Templeton Variable Insurance Products Trust

      The manager has agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

(5)   Goldman Sachs Variable Insurance Trust (VIT)

      The Investment Adviser had voluntarily agreed to reduce or limit certain "Other Expenses" to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets.

(6)   INVESCO Variable Investment Funds, Inc.

      The Utilities Fund's actual "Other Expenses" and "Total Contractual Expenses" were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(7)   Janus Aspen Series

      Expenses are based upon expenses for the fiscal year ended December 31, 2001. Expenses are stated without contractual waivers by Janus Capital. All expenses are shown without the effect of any offset arrangements.

(8)   MFS Variable Insurance Trust(SM)

      An expense offset arrangement with the Fund's custodian resulted in a reduction in "Other Expenses" by 0.01% and is reflected in the "Total Actual Expenses."

(9)   Rowe Price International Series, Inc.

      The Investment Advisory Fee includes the ordinary recurring operating expenses of the Funds.

The expenses relating to the Funds (other than those of the Series Fund) have been provided to Pruco Life of New Jersey by the Funds. Pruco Life of New Jersey has not independently verified them.

Daily Deduction from the Contract Fund

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.5%. Currently, we intend to charge 0.2%. This charge is intended to compensate Pruco Life of New Jersey for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life of New Jersey estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated in fixing its administrative charges. During 2001, Pruco Life of New Jersey received a total of approximately $26,000 in mortality and expense risk charges.

Monthly Deductions from the Contract Fund

Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Pruco Life may charge up to $10 per Contract plus $0.05 per $1000 of basic insurance amount and TTR coverage amount each month. For Contracts dated on and after September 30, 2002, we currently charge a monthly amount equal to $10 plus $0.05 per $1,000 of basic insurance amount each month for the first 15 years, and $10 per month thereafter. For Contracts issued prior to September 30, 2002, we charge $10 per month in all years. For example, a Contract issued on or after September 30, 2002, with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $5 for a total of $15 per month for the first 15 years, and $10 per month thereafter. During 2001, 2000, and 1999, Pruco Life received a total of approximately $279,000, $33,000, and $1,000, respectively, in monthly administrative charges.

(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life of

      New Jersey to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life of New Jersey's current COI rates are lower than the maximum rates. For additional information, see Increases in Basic Insurance Amount, page 29.

(c) You may add a Target Term Rider to the Contract. If you add this rider to the basic Contract, additional charges will be deducted.

(d) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(e) Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey's federal income taxes. We will review the question of a charge to the Account for Pruco Life of New Jersey's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Account.

      Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.


Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

(d) We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.


Allocated Charges

You may choose from which variable investment option(s) we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to the selected variable investment options must equal 100%. See Monthly Deductions from the Contract Fund, page 17.


If there are insufficient funds in one or both of the selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your variable investment options and the fixed rate option.


Reduction of Charges

We reserve the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

      (1)   the number of individuals;

      (2) the total amount of premium payments expected to be received from these Contracts;

      (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

      (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and

      (5) any other circumstances which we believe to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Requirements for Issuance of a Contract

Pruco Life of New Jersey offers the Contract on a fully underwritten, simplified issue, and guaranteed issue basis. Fully underwritten Contracts require individualized evidence of the insured's insurability and rating class. Simplified issue Contracts reflect underwriting risk factors related to the issue of the Contract as one of several Contracts requiring some medical underwriting of the proposed insureds. Conversely, guaranteed issue Contracts are issued with minimal underwriting but may only be issued in certain circumstances on associated individuals, such as employees of a company who meet criteria established by Pruco Life of New Jersey. PruSelect(SM) III Contracts issued in New York are not eligible for simplified issue.

Pruco Life of New Jersey sets minimum face amounts that it offers. The minimum face amount offered may depend on whether the Contract is issued on a fully underwritten, simplified issue or guaranteed issue basis. Currently, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) that can be applied for is $100,000 for fully underwritten and simplified issue underwritten Contracts. Contracts underwritten on a guaranteed issue basis may have a lower minimum total face amount. If the Target Term Rider is added to the Contract, neither the basic insurance amount nor the rider coverage amount can be less than $5,000. See Riders, page 21. Pruco Life of New Jersey may reduce the minimum face amounts of the Contracts it will issue. Furthermore, the Contract owner may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. See Increases in Basic Insurance Amount, page 29.

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for fully underwritten Contracts and between the ages of 20 and 64 for simplified and guaranteed issue Contracts. In its discretion, Pruco Life of New Jersey may issue the Contract on insureds of other ages.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience. For information on how premium payments are allocated during the "free-look" period, see Allocation of Premiums, page 23.

Types of Death Benefit

You may select from three types of death benefits. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 25. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash value. See How a Contract's Surrender Value Will Vary, page 25.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash value. Over time, however, the increase in the cash value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. Unfavorable investment performance will result in decreases in the death benefit and in the cash value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract. See How a Contract's Surrender Value Will Vary, page 25 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 26.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract's death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract. See How a Contract's Surrender Value Will Vary, page 25 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 27.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See Requirements for Issuance of a Contract, page 19. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 28.

Changing the Type of Death Benefit

You may change the type of death benefit at any time and subject to Pruco Life of New Jersey's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on this Contract minus total withdrawals on the date the change takes effect.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and
(2) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner as of the date the change takes place. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. In addition, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See Requirements for Issuance of a Contract, page 19. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. See Charges and Expenses, page 14.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums minus withdrawals is 0%.

          --------------------------------------------------------
                           Basic Insurance Amount
          ========================================================
                 FROM                          TO
          --------------------------------------------------------
                Type A              Type B            Type C
               $300,000            $250,000          $260,000
          --------------------------------------------------------
                Type B              Type A            Type C
               $250,000            $300,000          $260,000
          --------------------------------------------------------
                Type C              Type A            Type B
               $260,000            $300,000          $250,000
          --------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Pruco Life of New Jersey representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Riders

Contract owners may be able to obtain extra benefits which may involve an extra charge. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to riders will be deducted from the Contract Fund on each Monthly date.


Rider to Add a Fixed Interest Rate Investment Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The fixed rate option is not available on all contracts. Currently, if your basic insurance amount and Target Term Rider coverage amount on all your contracts combined is equal to or less than $200 million the Rider to Add a Fixed Interest Rate Investment Option would be available to you. Rules for allowing the fixed rate option are defined by Pruco Life of New Jersey and applied in a non-discriminatory way. Pruco Life of New Jersey may change these limits in the future. If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, either initially or by transfer, a portion to the fixed rate option with our consent. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers from the fixed rate option are subject to strict limits. See Transfers, page 24. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 31.


Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. The Contract owner specifies the amount of term rider coverage he or she desires. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The sum of the base Contract's basic insurance amount and the rider coverage amount equals the target coverage amount. The Rider death benefit fluctuates as the base Contract's death benefit changes, as described below. See Tax Treatment of Contract Benefits, page 34.

When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code's definition of life insurance, the rider death benefit equals the rider coverage amount. However, once the Contract Fund has grown to the point where the base Contract's death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider's death benefit will decrease (or increase) dollar for dollar as the base Contract's death benefit increases (or decreases). It is possible for the Contract Fund and, consequently, the base Contract's death benefit to grow to the point where the rider death benefit is reduced to zero. As we state above, however, the rider death benefit will never increase beyond the rider coverage amount. In addition, you may change the rider coverage amount once each Contract year while the rider is in-force.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             Policy             Base Policy                        Target
              Year             Death Benefit                    Death Benefit
              ----             -------------                    -------------
                1                $   500,000                      $ 500,000
                2                $   500,000                      $ 500,000
                3                $   500,000                      $ 500,000
                4                $   500,000                      $ 500,000
                5                $   500,000                      $ 500,000
                6                $   500,000                      $ 500,000
                7                $   500,000                      $ 500,000
                8                $   500,000                      $ 500,000
                9                $   500,000                      $ 500,000
               10                $   550,000                      $ 450,000
               11                $   605,000                      $ 395,000
               12                $   665,500                      $ 334,500
               13                $   732,050                      $ 267,950
               14                $   805,255                      $ 194,745
               15                $   885,781                      $ 114,220
               16                $ 1,000,000                      $      --
               17                $ 1,100,000                      $      --
               18                $ 1,210,000                      $      --
               19                $ 1,331,000                      $      --
               20                $ 1,464,100                      $      --


The following factors should be considered when adding a Target Term Rider to your Contract:

      1. The sales expense charge for a Contract with a Target Term Rider is less than that for an all base policy with the same death benefit. This is because the sales expense charge is based on the Target Premium (referred to as "segment allocation amount" in your Contract) of the Contract's basic insurance amount (BIA) only. For example, consider two identical $1,000,000 policies; the first with a $1,000,000 BIA and the other with a $500,000 BIA and $500,000 of rider coverage amount. The sales expense charge for the first policy will be based on the Target Premium of a $1,000,000 BIA while the sales expense charge for the second policy will be based on the Target Premium of a $500,000 BIA only. See Charges and Expenses, page 14.

      2. The current Cost of Insurance (COI) is different for the basic insurance amount and for the rider coverage amount. Cost of Insurance is determined by multiplying the COI rates by the Contract's "net amount at risk." The "net amount at risk" is the amount by which the Contract's death benefit exceeds the Contract Fund. The COI rates for both the basic insurance amount and the Target Term Rider will increase annually. However, current COI rates for the Target Term Rider are less than the current rates for the basic insurance amount death benefit for the first ten years, but are greater thereafter.

      3. You may increase or decrease both your basic insurance amount and rider coverage amount after issue subject to the underwriting requirements determined by Pruco Life of New Jersey. See Increases in Basic Insurance Amount, page 29 and Decreases in Basic Insurance Amount, page 30. Increasing your basic insurance amount after issue increases your sales expense charges on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new coverage segment.

      4. The amount and timing of premium payments, loans, and withdrawals you make under the Contract and your choice of definition of life insurance test (see Tax Treatment of Contract Benefits, page 34) will all be factors in determining the relative performance of a Contract with and without a Target Term Rider.

      5. Investment experience will be a factor in determining the relative performance of a Contract with and without a Target Term Rider.

The five factors outlined above can have opposite effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life of New Jersey representative to see illustrations based on different combinations of all of the above. You can then discuss with your Pruco Life of New Jersey representative how these combinations may address your objectives.

Premiums

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 25, How a Type B (Variable) Contract's Death Benefit Will Vary, page 26 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 27. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 34.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. When you apply for the Contract, you should discuss with your Pruco Life of New Jersey representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums


On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium. See Charges and Expenses, page 14. Also on the Contract date, the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period, will be allocated to the Money Market investment option and the first monthly deductions are made. At the end of the "free-look" period, these funds will be allocated among the variable investment options and/or the fixed rate option according to your desired allocation, as specified in the application form. See Short-Term Cancellation Right or "Free-Look", page 19. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for taxes attributable to premiums and the charge for sales expenses also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%. The percentage of premium that is allocated to the fixed rate option, if available, can not exceed 25%. Pruco Life of New Jersey may change this limit in the future.

Transfers


You may, up to 12 times each Contract year, transfer amounts from one investment option to another investment option without charge. Additional transfers may be made during each Contract year, but only with our consent. All or a portion of the amount credited to a variable investment option may be transferred. Transfers into and out of the fixed rate option are subject to strict limits as described later in this section. There is no administrative charge for the first 12 transfers per Contract year among investment options. There is an administrative charge of up to $25 for each transfer after the first 12 transfers per Contract year. Transfers will not be made until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 36), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

We will allow one transfer out of the fixed rate option during each Contract year. Additional transfers out of the fixed rate option may be made only with our consent. The maximum amount which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. For transfers into the fixed rate option, the amount being transferred in may not cause the fixed rate option to exceed 25% of the contract fund. Pruco Life of New Jersey may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging


We offer a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.


Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period. See Short-Term Cancellation Right or "Free-Look", page 19.


Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.


How a Contract's Surrender Value Will Vary


You may surrender the Contract for its surrender value. The Contract's surrender value on any date will be the Contract Fund less any Contract debt plus any return of sales charges. See Contract Loans, page 33 and Return of Sales Charges, page 15. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any loan; (3) the daily asset charge for mortality and expense risks assessed against the variable investment options and; (4) interest credited on any amounts allocated to the fixed rate option. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under Charges and Expenses, page 14. Upon request, Pruco Life of New Jersey will tell you the surrender value of your Contract. It is possible for the surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.


The tables on pages T1 through T10 of this prospectus illustrate approximately what the surrender values would be for representative Contracts, assuming hypothetical uniform investment results in the Fund portfolios. See Illustrations of Surrender Values, Death Benefits, and Accumulated Premiums, page 31.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described earlier, there are three types of death benefit available under the
Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit and; (3) Type C, a return of premium death benefit. A Type B (variable) death benefit varies with investment performance while Type A (fixed) and Type C (return of premium) death benefits do not, unless they must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life of New Jersey will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

      (1)   the basic insurance amount; and

      (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The second provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 34, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes that a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.


                                    Type A (Fixed) Death Benefit
----------------------------------------------------------------------------------------------------
                 IF                                                THEN
----------------------------------------------------------------------------------------------------
        the              and the      the attained        the Contract Fund
      insured           Contract        age factor         multiplied by the      and the Death
       is age            Fund is           is**         attained age factor is      Benefit is
----------------------------------------------------------------------------------------------------
        40              $ 25,000            3.57                89,250               $250,000
        40              $ 75,000            3.57               267,750               $267,750*
        40              $100,000            3.57               357,000               $357,000*
----------------------------------------------------------------------------------------------------
        60              $ 75,000            1.92               144,000               $250,000
        60              $125,000            1.92               240,000               $250,000
        60              $150,000            1.92               288,000               $288,000*
----------------------------------------------------------------------------------------------------
        80              $150,000            1.28               192,000               $250,000
        80              $200,000            1.28               256,000               $256,000*
        80              $225,000            1.28               288,000               $288,000*
----------------------------------------------------------------------------------------------------
*     Note that the death benefit has been increased to comply with the Internal
      Revenue Code's definition of life insurance.

**    Assumes the Contract Owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------


This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

      (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

      (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 34, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                  Type B (Variable) Death Benefit
----------------------------------------------------------------------------------------------------
                 IF                                               THEN
----------------------------------------------------------------------------------------------------
        the              and the      the attained        the Contract Fund
      insured           Contract        age factor         multiplied by the      and the Death
       is age            Fund is           is**         attained age factor is      Benefit is
----------------------------------------------------------------------------------------------------
        40              $ 25,000           3.57                89,250                $275,000
        40              $ 75,000           3.57               267,750                $325,000
        40              $100,000           3.57               357,000                $357,000*
----------------------------------------------------------------------------------------------------
        60              $ 75,000           1.92               144,000                $325,000
        60              $125,000           1.92               240,000                $375,000
        60              $150,000           1.92               288,000                $400,000
----------------------------------------------------------------------------------------------------
        80              $150,000           1.28               192,000                $400,000
        80              $200,000           1.28               256,000                $450,000
        80              $225,000           1.28               288,000                $475,000
----------------------------------------------------------------------------------------------------
*     Note that the death benefit has been increased to comply with the Internal
      Revenue Code's definition of life insurance.

**    Assumes the Contract Owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------


This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type C (Return of Premium) Contract's Death Benefit Will Vary

Under a Type C (return of premium) Contract, while the Contract is in-force, the death benefit will be the greater of:

      (1) the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in1/2% increments) chosen by the Contract owner to the date of death; and

      (2) the Contract Fund before the deduction of monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 34, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals plus interest is greater than total premiums paid plus interest.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                              Type C (Return of Premium) Death Benefit
-----------------------------------------------------------------------------------------------------------------
                          IF                                                      THEN
-----------------------------------------------------------------------------------------------------------------
      the           and the     and the premiums paid   the attained     the Contract Fund
    insured         Contract     less any withdrawals        age         multiplied by the      and the Death
     is age         Fund is      with interest equals    factor is**  attained age factor is      Benefit is
-----------------------------------------------------------------------------------------------------------------
       40           $ 25,000            $15,000              3.57              89,250              $265,000
       40           $ 75,000            $60,000              3.57             267,750              $310,000
       40           $100,000            $80,000              3.57             357,000              $357,000*
-----------------------------------------------------------------------------------------------------------------
       60            $75,000            $ 60,000             1.92             144,000              $310,000
       60           $125,000            $100,000             1.92             240,000              $350,000
       60           $150,000            $125,000             1.92             288,000              $375,000
-----------------------------------------------------------------------------------------------------------------
       80           $150,000            $125,000             1.28             192,000              $375,000
       80           $200,000            $150,000             1.28             256,000              $400,000
       80           $225,000            $175,000             1.28             288,000              $425,000
-----------------------------------------------------------------------------------------------------------------
*     Note that the death benefit has been increased to comply with the Internal
      Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.
-----------------------------------------------------------------------------------------------------------------


This means, for example, that if the insured has reached the age of 40, and the premiums paid with interest less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

Surrender of a Contract

A Contract may be surrendered for its surrender value (or for a fixed reduced paid-up insurance benefit in New York state) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request, to a Home Office. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. If the Contract is fully surrendered within the first four Contract years, you may be entitled to a return of sales charges. See Charges and Expenses, page 14. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 34.



Fixed reduced paid-up insurance (available in New York only) provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured's issue age, sex, smoker/non-smoker status, and the length of time since the Contract date.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's net cash value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after the withdrawal may not be zero or less than zero. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawals may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

Generally, whenever a withdrawal is made, the death benefit will be immediately reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, unless you provide evidence that the insured is insurable for the increase in net amount at risk. In addition, no withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See Requirements for Issuance of a Contract, page 19. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.


When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. You may not direct a withdrawal to come from the fixed rate option.


Withdrawals increase the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.

Lapse and Reinstatement

Pruco Life of New Jersey will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 34.

A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement. The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life of New Jersey, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. We will allow up to 98 increases during the life of the Contract. The following conditions must be met:

      (1) you must ask for the change in a form that meets Pruco Life of New Jersey's needs;

      (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;

      (3)   you must prove to us that the insured is insurable for any increase;

      (4)   the Contract must not be in default; and

      (5) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25.

Furthermore, you may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. The schedule of increases must meet the following conditions:

      (1) The amount of each scheduled increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages.

      (2)   The amount of each scheduled increase cannot exceed:

            (a) 20% of the underwritten death benefit (at issue, the underwritten death benefit is equal to the face amount on the Contract date) for increases scheduled to take place at attained ages up to and including 65; or

            (b) 10% of the underwritten death benefit for increases scheduled to take place at attained ages from 66 up to and including 70.

      (3)   Increases cannot be scheduled to take place after attained age 70.

      (4) The total face amount including scheduled increases can never exceed 4 times the underwritten death benefit for fully underwritten Contracts or 2 times the underwritten death benefit for Contracts issued on a simplified issue or guaranteed issue basis.

These are our current guidelines. We reserve the right to change these conditions.

For sales load purposes, the Target Premium (referred to as "segment allocation amount" in your Contract) is calculated separately for each coverage segment. When premiums are paid, each premium payment is allocated to each coverage segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. Currently, the sales load charge for each segment is equal to 13 1/2% of the allocated premium paid in each Contract year up to the Target Premium and 2% on any excess. See Charges and Expenses, page 14.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment. For a description of attained age factor, see How a Type A (Fixed) Contract's Death Benefit Will Vary, page 25, How a Type B (Variable) Contract's Death Benefit Will Vary, page 26 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 27.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See Short-Term Cancellation Right or "Free-Look", page 19. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Basic Insurance Amount

As explained earlier, you may make a withdrawal. See Withdrawals, page 28. You also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25. See Charges and Expenses, page 14. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits, page 34. Furthermore, a decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life of New Jersey may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.


With respect to the amount of any cash surrender value allocated to the fixed rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).


Illustrations of Surrender Values, Death Benefits, and Accumulated

Premiums

The following tables show how a Contract's death benefit and surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All the tables assume the following:

o a Contract bought by a 45 year old male, select, non-smoker, with no extra risks or substandard ratings, issued on a Guaranteed Issue basis.

o a given premium amount is paid on each Contract anniversary for seven years and no loans are taken.


o the Contract Fund has been invested in equal amounts in each of the 40 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed rate option.


The first two tables (pages T1 and T2) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 34 and Types of Death Benefit, page 19. The first table assumes current charges will continue for the indefinite future while the second table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The third and fourth tables (pages T3 and T4) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $5,000 basic insurance amount and a $995,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 34 and Types of Death Benefit, page 19. The third table assumes current charges will continue for the indefinite future while the fourth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The next two tables (pages T5 and T6) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 34 and Types of Death Benefit, page 19. The fifth table assumes current charges will continue for the indefinite future while the sixth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The tables on pages T7 and T8 assume: (1) a Type B (variable) Contract has been purchased, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 34 and Types of

Death Benefit, page 19. The table on page T7 assumes current charges will continue for the indefinite future while the table on page T8 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

The last two tables (pages T9 and T10) assume: (1) a Type C (return of premium) Contract has been purchased with premiums accumulating at 6%, (2) a $1,000,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 34 and Types of Death Benefit, page 19. The table on page T9 assumes current charges will continue for the indefinite future while the table on page T10 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 14.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following 10 tables (pages T1 through T10) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the surrender value payable in each of the years shown for the three different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 40 portfolios of 0.84%, and the daily deduction from the Contract Fund of 0.20% per year for the tables based on current charges and 0.50% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.04%, 4.96%, and 10.96%, respectively. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.34%, 4.66%, and 10.66%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.84% and will depend on which variable investment options are selected. The death benefits and surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man, may be useful for a 45 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------
                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest    0% Gross        6% Gross        12% Gross          0% Gross        6% Gross       12% Gross
     Year          Per Year      (-1.04% Net)    (4.96% Net)      (10.96% Net)      (-1.04% Net)    (4.96% Net)     (10.96% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $1,000,000      $1,000,000       $ 1,000,000         $ 49,404      $   52,295      $    55,187
       2           $  116,115     $1,000,000      $1,000,000       $ 1,000,000         $ 96,205      $  104,917      $   113,978
       3           $  177,679     $1,000,000      $1,000,000       $ 1,000,000         $140,208      $  157,727      $   176,687
       4           $  241,705     $1,000,000      $1,000,000       $ 1,000,000         $183,284      $  212,720      $   245,872
       5           $  308,293     $1,000,000      $1,000,000       $ 1,000,000         $225,278      $  270,077      $   322,563
       6           $  377,544     $1,000,000      $1,000,000       $ 1,063,178         $270,631      $  334,413      $   412,085
       7           $  449,565     $1,000,000      $1,004,496       $ 1,276,016         $315,233      $  401,798      $   510,406
       8           $  467,547     $1,000,000      $1,014,918       $ 1,363,670         $307,497      $  417,662      $   561,181
       9           $  486,249     $1,000,000      $1,020,175       $ 1,449,874         $299,480      $  434,117      $   616,968
      10           $  505,699     $1,000,000      $1,028,971       $ 1,546,803         $291,307      $  451,303      $   678,422
      15           $  615,260     $1,000,000      $1,084,314       $ 2,158,800         $245,702      $  547,633      $ 1,090,303
  20 (Age 65)      $  748,558     $1,000,000      $1,158,944       $ 3,048,417         $196,004      $  669,910      $ 1,762,091
      25           $  910,735     $1,000,000      $1,274,253       $ 4,428,071         $145,232      $  827,437      $ 2,875,371
      30           $1,108,049     $1,000,000      $1,409,403       $ 6,470,239         $ 60,176      $1,013,959      $ 4,654,848
      35           $1,348,111     $        0(2)   $1,623,328       $ 9,844,495         $      0(2)   $1,229,794      $ 7,457,951
      40           $1,640,183     $        0      $1,774,222       $14,212,614         $      0      $1,478,519      $11,843,845
      45           $1,995,533     $        0      $2,009,797       $21,265,481         $      0      $1,762,980      $18,653,931

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 33, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest    0% Gross        6% Gross        12% Gross          0% Gross        6% Gross       12% Gross
     Year          Per Year      (-1.34% Net)    (4.66% Net)      (10.66% Net)      (-1.34% Net)    (4.66% Net)     (10.66% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $1,000,000      $1,000,000       $ 1,000,000         $ 41,962      $ 44,380        $   46,802
       2           $  116,115     $1,000,000      $1,000,000       $ 1,000,000         $ 83,289      $ 90,521        $   98,049
       3           $  177,679     $1,000,000      $1,000,000       $ 1,000,000         $119,887      $134,411        $  150,138
       4           $  241,705     $1,000,000      $1,000,000       $ 1,000,000         $155,863      $180,252        $  207,731
       5           $  308,293     $1,000,000      $1,000,000       $ 1,000,000         $183,012      $219,940        $  263,248
       6           $  377,544     $1,000,000      $1,000,000       $ 1,000,000         $217,746      $270,000        $  333,807
       7           $  449,565     $1,000,000      $1,000,000       $ 1,029,920         $251,845      $322,333        $  411,968
       8           $  467,547     $1,000,000      $1,000,000       $ 1,096,323         $243,190      $332,399        $  451,162
       9           $  486,249     $1,000,000      $1,000,000       $ 1,160,869         $234,131      $342,579        $  493,987
      10           $  505,699     $1,000,000      $1,000,000       $ 1,232,862         $224,606      $352,844        $  540,729
      15           $  615,260     $1,000,000      $1,000,000       $ 1,674,111         $167,484      $404,437        $  845,510
  20 (Age 65)      $  748,558     $1,000,000      $1,000,000       $ 2,263,440         $ 83,538      $451,751        $1,308,347
      25           $  910,735     $        0(2)   $1,000,000       $ 3,072,931         $      0(2)   $482,717        $1,995,410
      30           $1,108,049     $        0      $1,000,000       $ 4,165,495         $      0      $471,627        $2,996,759
      35           $1,348,111     $        0      $1,000,000       $ 5,799,788         $      0      $346,848        $4,393,778
      40           $1,640,183     $        0      $        0(2)    $ 7,649,475         $      0      $      0(2)     $6,374,562
      45           $1,995,533     $        0      $        0       $10,457,481         $      0      $      0        $9,173,229

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 24, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 40, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
    $1,000,000 TARGET COVERAGE AMOUNT($5,000 BASIC INSURANCE AMOUNT, $995,000 TARGET TERM RIDER) ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest    0% Gross        6% Gross        12% Gross          0% Gross        6% Gross       12% Gross
     Year           Per Year     (-1.04% Net)    (4.96% Net)      (10.96% Net)      (-1.04% Net)    (4.96% Net)     (10.96% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $ 1,000,000     $ 1,000,000      $ 1,000,000        $ 51,598      $     54,704     $    57,810
       2           $  116,115     $ 1,000,000     $ 1,000,000      $ 1,000,000        $101,059      $    110,446     $   120,208
       3           $  177,679     $ 1,000,000     $ 1,000,000      $ 1,000,000        $149,313      $    168,230     $   188,691
       4           $  241,705     $ 1,000,000     $ 1,000,000      $ 1,000,000        $196,619      $    228,430     $   264,228
       5           $  308,293     $ 1,000,000     $ 1,000,000      $ 1,000,000        $243,025      $    291,252     $   347,728
       6           $  377,544     $ 1,000,000     $ 1,000,000      $ 1,137,213        $289,460      $    357,770     $   440,780
       7           $  449,565     $ 1,000,000     $ 1,067,772      $ 1,357,333        $335,063      $    427,109     $   542,933
       8           $  467,547     $ 1,000,000     $ 1,080,570      $ 1,452,219        $328,141      $    444,679     $   597,621
       9           $  486,249     $ 1,000,000     $ 1,087,796      $ 1,545,616        $321,046      $    462,892     $   657,709
      10           $  505,699     $ 1,000,000     $ 1,098,706      $ 1,650,493        $313,890      $    481,889     $   723,901
      15           $  615,260     $ 1,000,000     $ 1,164,889      $ 2,311,738        $267,200      $    588,328     $ 1,167,545
  20 (Age 65)      $  748,558     $ 1,000,000     $ 1,245,151      $ 3,264,474        $210,644      $    719,740     $ 1,886,979
      25           $  910,735     $ 1,000,000     $ 1,369,113      $ 4,741,996        $151,041      $    889,035     $ 3,079,218
      30           $1,108,049     $ 1,000,000     $ 1,514,393      $ 6,929,018        $ 47,023      $  1,089,492     $ 4,984,905
      35           $1,348,111     $         0(2)  $ 1,744,319      $10,542,601        $      0(2)   $  1,321,454     $ 7,986,819
      40           $1,640,183     $         0     $ 1,906,519      $15,220,544        $      0      $  1,588,766     $12,683,787
      45           $1,995,533     $         0     $ 2,159,715      $22,773,648        $      0      $  1,894,487     $19,976,884

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
    $1,000,000 TARGET COVERAGE AMOUNT($5,000 BASIC INSURANCE AMOUNT, $995,000 TARGET TERM RIDER) ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest     0% Gross       6% Gross        12% Gross          0% Gross      6% Gross         12% Gross
     Year           Per Year      (-1.34% Net)    (4.66% Net)    (10.66% Net)       (-1.34% Net)   (4.66% Net)      (10.66% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $ 1,000,000     $1,000,000      $1,000,000           $ 45,431      $ 48,276        $    51,123
       2           $  116,115     $ 1,000,000     $1,000,000      $1,000,000           $ 90,161      $ 98,689        $   107,565
       3           $  177,679     $ 1,000,000     $1,000,000      $1,000,000           $133,641      $150,794        $   169,363
       4           $  241,705     $ 1,000,000     $1,000,000      $1,000,000           $176,442      $205,277        $   237,756
       5           $  308,293     $ 1,000,000     $1,000,000      $1,000,000           $217,447      $261,144        $   312,373
       6           $  377,544     $ 1,000,000     $1,000,000      $1,022,488           $258,915      $320,793        $   396,313
       7           $  449,565     $ 1,000,000     $1,000,000      $1,221,170           $299,714      $383,243        $   488,468
       8           $  467,547     $ 1,000,000     $1,000,000      $1,300,244           $290,709      $396,540        $   535,080
       9           $  486,249     $ 1,000,000     $1,000,000      $1,377,126           $281,331      $410,165        $   586,011
      10           $  505,699     $ 1,000,000     $1,000,000      $1,462,851           $271,522      $424,109        $   641,601
      15           $  615,260     $ 1,000,000     $1,000,000      $1,988,094           $213,600      $498,537        $ 1,004,088
  20 (Age 65)      $  748,558     $ 1,000,000     $1,003,494      $2,689,417           $130,348      $580,054        $ 1,554,576
      25           $  910,735     $         0(2)  $1,026,606      $3,652,548           $      0(2)   $666,627        $ 2,371,785
      30           $1,108,049     $         0     $1,049,314      $4,952,351           $      0      $754,902        $ 3,562,842
      35           $1,348,111     $         0     $1,101,705      $6,896,444           $      0      $834,625        $ 5,224,579
      40           $1,640,183     $         0     $1,095,817      $9,096,863           $      0      $913,181        $ 7,580,719
      45           $1,995,533     $         0     $1,129,907      $12,437,113          $      0      $991,147        $10,909,748

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 25, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

                      PRUSELECT III LIFE INSURANCE CONTRACT
                              GUIDLINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
          ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
                              USING CURRENT CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest    0% Gross        6% Gross         12% Gross          0% Gross      6% Gross         12% Gross
     Year           Per Year     (-1.04% Net)     (4.96% Net)      (10.96% Net)      (-1.04% Net)  (4.96% Net)      (10.96% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $ 1,000,000     $ 1,000,000      $ 1,000,000         $ 49,404      $  52,295      $    55,187
       2           $  116,115     $ 1,000,000     $ 1,000,000      $ 1,000,000         $ 96,205      $ 104,917      $   113,978
       3           $  177,679     $ 1,000,000     $ 1,000,000      $ 1,000,000         $140,208      $ 157,727      $   176,687
       4           $  241,705     $ 1,000,000     $ 1,000,000      $ 1,000,000         $183,284      $ 212,720      $   245,872
       5           $  257,701     $ 1,000,000     $ 1,000,000      $ 1,000,000         $179,250      $ 221,259      $   270,954
       6           $  268,009     $ 1,000,000     $ 1,000,000      $ 1,000,000         $173,063      $ 227,987      $   296,544
       7           $  278,730     $ 1,000,000     $ 1,000,000      $ 1,000,000         $166,330      $ 234,523      $   324,549
       8           $  289,879     $ 1,000,000     $ 1,000,000      $ 1,000,000         $159,332      $ 241,135      $   355,529
       9           $  301,474     $ 1,000,000     $ 1,000,000      $ 1,000,000         $151,980      $ 247,754      $   389,786
      10           $  313,533     $ 1,000,000     $ 1,000,000      $ 1,000,000         $144,429      $ 254,533      $   427,854
      15           $  381,461     $ 1,000,000     $ 1,000,000      $ 1,000,000         $100,857      $ 288,908      $   692,432
  20 (Age 65)      $  464,106     $ 1,000,000     $ 1,000,000      $ 1,401,362         $ 51,716      $ 329,505      $ 1,148,657
      25           $  564,656     $ 1,000,000     $ 1,000,000      $ 2,220,813         $  1,289      $ 383,008      $ 1,914,494
      30           $  686,990     $         0(2)  $ 1,000,000      $ 3,413,891         $      0(2)   $ 428,845      $ 3,190,553
      35           $  835,828     $         0     $ 1,000,000      $ 5,595,131         $      0      $ 453,241      $ 5,328,696
      40           $1,016,913     $         0     $ 1,000,000      $ 9,298,740         $      0      $ 417,319      $ 8,855,942
      45           $1,237,231     $         0     $ 1,000,000(2)   $15,332,761         $      0      $ 215,167(2)   $14,602,630

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 48, unless an additional premium payment was made.

(3) The Guideline Premium Test limits the premium payable in policy year 5 to $6,084.75, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T5

                      PRUSELECT III LIFE INSURANCE CONTRACT
                              GUIDLINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
          ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest    0% Gross        6% Gross         12% Gross          0% Gross      6% Gross       12% Gross
     Year           Per Year     (-1.34% Net)    (4.66% Net)       (10.66% Net)      (-1.34% Net)   (4.66% Net)    (10.66% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $1,000,000     $  1,000,000      $ 1,000,000         $  41,962     $  44,380       $   46,802
       2           $  116,115     $1,000,000     $  1,000,000      $ 1,000,000         $  83,289     $  90,521       $   98,049
       3           $  177,679     $1,000,000     $  1,000,000      $ 1,000,000         $ 119,887     $ 134,411       $  150,138
       4           $  241,705     $1,000,000     $  1,000,000      $ 1,000,000         $ 155,863     $ 180,252       $  207,731
       5           $  257,701     $1,000,000     $  1,000,000      $ 1,000,000         $ 145,641     $ 180,297       $  221,332
       6           $  268,009     $1,000,000     $  1,000,000      $ 1,000,000         $ 138,624     $ 183,675       $  240,006
       7           $  278,730     $1,000,000     $  1,000,000      $ 1,000,000         $ 131,262     $ 186,837       $  260,404
       8           $  289,879     $1,000,000     $  1,000,000      $ 1,000,000         $ 123,491     $ 189,716       $  282,687
       9           $  301,474     $1,000,000     $  1,000,000      $ 1,000,000         $ 115,235     $ 192,234       $  307,035
      10           $  313,533     $1,000,000     $  1,000,000      $ 1,000,000         $ 106,426     $ 194,317       $  333,666
      15           $  381,461     $1,000,000     $  1,000,000      $ 1,000,000         $  51,325     $ 195,117       $  511,395
  20 (Age 65)      $  464,106     $        0(2)  $  1,000,000      $ 1,000,000         $       0(2)  $ 166,354       $  806,608
      25           $  564,656     $        0     $  1,000,000      $ 1,510,373         $       0     $  71,803       $1,302,046
      30           $  686,990     $        0     $          0(2)   $ 2,253,743         $       0     $       0(2)    $2,106,302
      35           $  835,828     $        0     $          0      $ 3,601,286         $       0     $       0       $3,429,796
      40           $1,016,913     $        0     $          0      $ 5,807,863         $       0     $       0       $5,531,298
      45           $1,237,231     $        0     $          0      $ 9,229,710         $       0     $       0       $8,790,200

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 28, unless an additional premium payment was made.

(3) The Guideline Premium Test limits the premium payable in policy year 5 to $6,084.75, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T6

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest    0% Gross        6% Gross         12% Gross          0% Gross      6% Gross         12% Gross
     Year          Per Year      (-1.04% Net)     (4.96% Net)     (10.96% Net)       (-1.04% Net)  (4.96% Net)       (10.96% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $ 1,047,352     $1,050,243       $ 1,053,134         $  49,404     $ 52,295        $    55,187
       2           $  116,115     $ 1,091,881     $1,100,572       $ 1,109,613         $  95,986     $104,677        $   113,717
       3           $  177,679     $ 1,135,501     $1,152,937       $ 1,171,806         $ 139,606     $157,042        $   175,910
       4           $  241,705     $ 1,177,947     $1,207,156       $ 1,240,048         $ 182,052     $211,260        $   244,153
       5           $  308,293     $ 1,223,195     $1,267,512       $ 1,319,424         $ 223,195     $267,512        $   319,424
       6           $  377,544     $ 1,267,368     $1,330,238       $ 1,406,856         $ 267,368     $330,238        $   406,856
       7           $  449,565     $ 1,310,382     $1,395,352       $ 1,503,127         $ 310,382     $395,352        $   503,127
       8           $  467,547     $ 1,301,000     $1,408,610       $ 1,551,724         $ 301,000     $408,610        $   551,724
       9           $  486,249     $ 1,291,257     $1,422,052       $ 1,605,159         $ 291,257     $422,052        $   605,159
      10           $  505,699     $ 1,281,344     $1,435,881       $ 1,664,165         $ 281,344     $435,881        $   664,165
      15           $  615,260     $ 1,226,252     $1,508,258       $ 2,104,733         $ 226,252     $508,258        $ 1,062,997
  20 (Age 65)      $  748,558     $ 1,167,148     $1,592,159       $ 2,971,943         $ 167,148     $592,159        $ 1,717,886
      25           $  910,735     $ 1,109,568     $1,697,716       $ 4,316,956         $ 109,568     $697,716        $ 2,803,218
      30           $1,108,049     $ 1,017,460     $1,789,578       $ 6,307,852         $  17,460     $789,578        $ 4,538,023
      35           $1,348,111     $         0(2)  $1,838,984       $ 9,597,397         $       0(2)  $838,984        $ 7,270,756
      40           $1,640,183     $         0     $1,782,386       $13,855,853         $       0     $782,386        $11,546,545
      45           $1,995,533     $         0     $1,520,498(2)    $20,731,660         $       0     $520,498(2)     $18,185,667

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 31, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T7

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
    End Of        Accumulated    ---------------------------------------------------------------------------------------------------
    Policy       at 4% Interest    0% Gross        6% Gross         12% Gross        0% Gross       6% Gross          12% Gross
     Year           Per Year     (-1.34% Net)    (4.66% Net)      (10.66% Net)     (-1.34% Net)    (4.66% Net)      (10.66% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $    56,919    $1,037,719     $1,040,130        $ 1,042,543      $  41,824        $  44,235       $    46,647
       2           $   116,115    $1,074,657     $1,081,844        $ 1,089,326      $  82,866        $  90,054       $    97,535
       3           $   177,679    $1,110,803     $1,125,197        $ 1,140,781      $ 119,012        $ 133,406       $   148,991
       4           $   241,705    $1,146,139     $1,170,233        $ 1,197,375      $ 154,348        $ 178,442       $   205,584
       5           $   308,293    $1,180,645     $1,217,001        $ 1,259,623      $ 180,645        $ 217,001       $   259,623
       6           $   377,544    $1,214,285     $1,265,531        $ 1,328,077      $ 214,285        $ 265,531       $   328,077
       7           $   449,565    $1,247,010     $1,315,843        $ 1,403,335      $ 247,010        $ 315,843       $   403,335
       8           $   467,547    $1,236,914     $1,323,556        $ 1,439,110      $ 236,914        $ 323,556       $   439,110
       9           $   486,249    $1,226,341     $1,330,996        $ 1,478,048      $ 226,341        $ 330,996       $   478,048
      10           $   505,699    $1,215,227     $1,338,079        $ 1,520,412      $ 215,227        $ 338,079       $   520,412
      15           $   615,260    $1,149,235     $1,364,722        $ 1,794,807      $ 149,235        $ 364,722       $   794,807
  20 (Age 65)      $   748,558    $1,056,508     $1,362,579        $ 2,209,448      $  56,508        $ 362,579       $ 1,209,448
      25           $   910,735    $        0(2)  $1,299,225        $ 2,828,171      $       0(2)     $ 299,225       $ 1,828,171
      30           $ 1,108,049    $        0     $1,119,019        $ 3,806,810      $       0        $ 119,019       $ 2,738,712
      35           $ 1,348,111    $        0     $        0(2)     $ 5,299,652      $       0        $       0(2)    $ 4,014,888
      40           $ 1,640,183    $        0     $        0        $ 6,989,382      $       0        $       0       $ 5,824,485
      45           $ 1,995,533    $        0     $        0        $ 9,554,649      $       0        $       0       $ 8,381,271

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 23, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T8

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                 TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                              USING CURRENT CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
   End Of         Accumulated    ---------------------------------------------------------------------------------------------------
   Policy        at 4% Interest    0% Gross        6% Gross         12% Gross        0% Gross       6% Gross          12% Gross
    Year            Per Year     (-1.04% Net)    (4.96% Net)      (10.96% Net)     (-1.04% Net)   (4.96% Net)       (10.96% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
     1            $   56,919      $ 1,058,014     $1,058,014       $ 1,058,014         $ 49,404      $  52,295      $    55,187
     2            $  116,115      $ 1,119,508     $1,119,508       $ 1,119,508         $ 95,935      $ 104,638      $   113,691
     3            $  177,679      $ 1,184,693     $1,184,693       $ 1,184,693         $139,442      $ 156,920      $   175,837
     4            $  241,705      $ 1,253,788     $1,253,788       $ 1,253,788         $181,662      $ 210,980      $   244,009
     5            $  308,293      $ 1,327,029     $1,327,029       $ 1,327,029         $222,467      $ 267,006      $   319,212
     6            $  377,544      $ 1,404,665     $1,404,665       $ 1,404,665         $266,115      $ 329,398      $   406,598
     7            $  449,565      $ 1,486,958     $1,486,958       $ 1,486,958         $308,337      $ 394,026      $   502,875
     8            $  467,547      $ 1,516,176     $1,516,176       $ 1,516,176         $297,906      $ 406,654      $   551,585
     9            $  486,249      $ 1,547,146     $1,547,146       $ 1,547,146         $286,793      $ 419,280      $   605,290
    10            $  505,699      $ 1,579,975     $1,579,975       $ 1,579,975         $275,194      $ 432,100      $   664,769
    15            $  615,260      $ 1,776,138     $1,776,138       $ 2,113,859         $204,031      $ 494,411      $ 1,067,605
20 (Age 65)       $  748,558      $ 2,038,647     $2,038,647       $ 2,984,928         $111,177      $ 554,181      $ 1,725,392
    25            $  910,735      $ 2,389,944     $2,389,944       $ 4,335,822         $    370      $ 614,667      $ 2,815,469
    30            $1,108,049      $         0(2)  $2,860,059       $ 6,335,425         $      0(2)   $ 583,975      $ 4,557,860
    35            $1,348,111      $         0     $3,489,179       $ 9,639,353         $      0      $ 293,814      $ 7,302,541
    40            $1,640,183      $         0     $        0(2)    $13,916,430         $      0      $       0(2)   $11,597,025
    45            $1,995,533      $         0     $        0       $20,822,300         $      0      $       0      $18,265,176

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 26, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 38, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T9

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                 TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $1,000,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $54,730 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                   Death Benefit (1)                            Surrender Value (1)
                                 ---------------------------------------------------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                    Premiums               Annual Investment Return of                      Annual Investment Return of
   End Of         Accumulated    ---------------------------------------------------------------------------------------------------
   Policy        at 4% Interest    0% Gross        6% Gross         12% Gross        0% Gross       6% Gross          12% Gross
    Year           Per Year       (-1.34% Net)   (4.66% Net)      (10.66% Net)     (-1.34% Net)    (4.66% Net)      (10.66% Net)
-------------   ---------------  ----------------------------------------------    -------------------------------------------------
       1           $   56,919     $1,058,014     $ 1,058,014      $ 1,058,014          $  41,769     $  44,182       $   46,597
       2           $  116,115     $1,119,508     $ 1,119,508      $ 1,119,508          $  82,670     $  89,870       $   97,366
       3           $  177,679     $1,184,693     $ 1,184,693      $ 1,184,693          $ 118,559     $ 132,989       $  148,618
       4           $  241,705     $1,253,788     $ 1,253,788      $ 1,253,788          $ 153,484     $ 177,660       $  204,911
       5           $  308,293     $1,327,029     $ 1,327,029      $ 1,327,029          $ 179,171     $ 215,684       $  258,535
       6           $  377,544     $1,404,665     $ 1,404,665      $ 1,404,665          $ 211,941     $ 263,462       $  326,441
       7           $  449,565     $1,486,958     $ 1,486,958      $ 1,486,958          $ 243,464     $ 312,746       $  401,001
       8           $  467,547     $1,516,176     $ 1,516,176      $ 1,516,176          $ 231,823     $ 319,157       $  435,987
       9           $  486,249     $1,547,146     $ 1,547,146      $ 1,547,146          $ 219,283     $ 324,953       $  474,042
      10           $  505,699     $1,579,975     $ 1,579,975      $ 1,579,975          $ 205,690     $ 329,968       $  515,434
      15           $  615,260     $1,776,138     $ 1,776,138      $ 1,776,138          $ 115,122     $ 335,583       $  784,360
  20 (Age 65)      $  748,558     $        0(2)  $ 2,038,647      $ 2,075,689          $       0(2)  $ 271,709       $1,199,820
      25           $  910,735     $        0     $ 2,389,944      $ 2,817,404          $       0     $  26,520       $1,829,483
      30           $1,108,049     $        0     $         0(2)   $ 3,818,601          $       0     $       0(2)    $2,747,195
      35           $1,348,111     $        0     $         0      $ 5,316,311          $       0     $       0       $4,027,508
      40           $1,640,183     $        0     $         0      $ 7,011,369          $       0     $       0       $5,842,808
      45           $1,995,533     $        0     $         0      $ 9,584,722          $       0     $       0       $8,407,651

(1)   Assumes no Contract Loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T10

Contract Loans


You may borrow from Pruco Life of New Jersey an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 99% of the cash value in states where it is approved, otherwise, the loan value at any time is equal to 90% of the cash value. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and
(b) the balance of the cash value. You may borrow from the Contract Fund value provided the Contract is not in default. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.


Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan if the Contract has not been surrendered for fixed reduced paid-up insurance. Fixed reduced paid-up insurance is available only in the state of New York. See Surrender of a Contract, page 28. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 29 and Tax Treatment of Contract Benefits -- Pre-Death Distributions, page 34.


When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/4%.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 34.

Any Contract debt will directly reduce a Contract's cash value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own qualified tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, and

      o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death DistributionsPre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

    Contracts Not Classified as Modified Endowment Contracts

            o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the

                  Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

            o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

            o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

    Modified Endowment Contracts

            o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

            o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

            o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

            o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. Employers and employee organizations considering the purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Exchange Right

In the state of New York, you have the right to exchange the Contract for a fixed benefit insurance plan issued by The Prudential Insurance Company of America on the insured's life. Such an exchange is permitted within the first 18 months after a Contract is issued, so long as the Contract is not in default. This is a general account policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy will have the same issue date and risk classification for the insured as the original Contract. The exchange may be subject to an equitable adjustment in premiums and values, and a payment may be required. You may wish to obtain tax advice before effecting such an exchange.

Option to Exchange Insured

Pruco Life of New Jersey will permit a Contract owner to exchange a contract for a new contract on the life of a new insured. Upon the exchange, the original contract ends and the cash value (not including return of sales charges) is moved to the new contract without subjecting it to new sales charges and the portion of the charge for taxes attributable to premiums for state and local premium taxes. See Charges and Expenses, page 14. We will, however, report this as a taxable surrender of your original Contract, which means that you will be subject to income tax to the extent of any gain in the Contract and that we will withhold applicable federal income taxes. Also, the cash value moved to the new Contract will be considered new premium, which may cause your Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 34.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life of New Jersey will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Substitution of Fund Shares

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each year, Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.


Generally, representatives will receive a commission of no more than:

      (1) 30% of the premiums received in the first 12 months following the Contract Date on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 4% of the premiums received in the first 12 months following the Contract Date to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 7% of the premiums received in years two through four on premiums up to the Target Premium;

      (4) 2% of the premiums received in years two through four in excess of the Target Premium;

      (5) 3% of the premiums received in years five through seven on premiums up to the Target Premium;

      (6) 2% of the premiums received in years five through seven in excess of the Target Premium; and

      (7)   0% of all premiums received after year seven.

If the basic insurance amount is increased, representatives will generally receive a commission of no more than:

      (1) 30% of the premiums received in the first 12 months following the effective date of the increase on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 4% of the premiums received in the first 12 months following the effective date of the increase to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 7% of the premiums received in years two through four on premiums up to the Target Premium;

      (4) 2% of the premiums received in years two through four in excess of the Target Premium;

      (5) 3% of the premiums received in years five through seven on premiums up to the Target Premium;

      (6) 2% of the premiums received in years five through seven in excess of the Target Premium; and

      (7)   0% of all premiums received after year seven.

Moreover, trail commissions of up to 0.05% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter for years starting with the 5th Contract year through the 10th Contract Year, .025% for years 11 through 20 and .0125% thereafter may be paid.


Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts

The financial statements of Pruco Life of New Jersey as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the PruSelect III Variable Life Subaccounts of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela Schiz, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life of New Jersey and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life of New Jersey, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2001 Prudential and/or Pruco Life of New Jersey remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life of New Jersey believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life of New Jersey. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

Additional Information

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past five years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

JEAN D. HAMILTON, Director - Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Mutual Funds, Annuities and UITs, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999: Vice President, Mutual Funds, Prudential Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life of New Jersey directors and officers are elected annually.

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to this registration statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of XXX pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.


None


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.   (1)  (a)  Resolution of Board of Directors of Pruco Life
                         Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note
                         4)

                    (b)  Amendment of Separate Account Resolution. (Note 6)

               (2)  Not Applicable.

               (3)  Distributing Contracts:

                    (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 4)

                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)


                    (c)  Schedule of Sales Commissions. (Note 13)


                    (d)  Participation Agreements and Amendments:

                         (i)    (a) AIM Variable Insurance Funds, Inc. (Note 6)

                                (b) Amendment to the AIM Variable Insurance
                                    Funds, Inc. Participation Agreement.
                                    (Note 7)

                         (ii)   (a) American Century Variable Portfolios, Inc.
                                    (Note 6)

                                (b) Amendment to the American Century Variable
                                    Insurance Funds, Inc. Participation
                                    Agreement. (Note 10)

                         (iii)  (a) Dreyfus Variable Investment Fund. (Note 10)

                                (b) Amendment to the Dreyfus Variable Investment
                                    Fund Participation Agreement. (Note 10)

                         (iv)   (a) Franklin Templeton Variable Insurance
                                    Products Trust. (Note 9)

                                (b) Amendment to the Franklin Templeton Variable
                                    Insurance Products Trust Participation
                                    Agreement. (Note 10)

                         (v)    (a) Goldman Sachs Variable Insurance Trust.
                                    (Note 10)

                         (vi)   (a) INVESCO Variable Investment Funds, Inc.
                                    (Note 10)

                         (vii)  (a) Janus Aspen Series. (Note 10)

                         (viii) (a) MFS Variable Insurance Trust. (Note 6)

                                (b) Amendment to the MFS Variable Insurance
                                    Trust Participation Agreement. (Note 7)

                         (ix)   (a) Oppenheimer Variable Account Funds. (Note
                                    10)

                         (x)    (a) T. Rowe Price International Series, Inc.
                                    (Note 6)

                                (b) Amendment to the T. Rowe Price International
                                    Series, Inc. Participation

                                    Agreement. (Note 7)

               (4)  Not Applicable.


               (5)  Variable Universal Life Insurance Contract. (Note 6)

               (6)  (a)  Articles of Incorporation of Pruco Life Insurance
                         Company of New Jersey, as amended March 11, 1983. (Note 4)

                    (b) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)

                    (c) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 6)

               (7)  Not Applicable.

               (8)  Not Applicable.

               (9)  Not Applicable.

               (10) (a) New Jersey Application Form for Variable Universal Life Insurance Contract. (Note 6)

                    (b) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 6)

               (11) Not Applicable.

               (12) Memorandum describing Pruco Life Insurance Company of New
                    Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 6)

               (13) (a)  Rider for Flexible Term Insurance Benefit. (Note 6)

                    (b) Endorsement for new PS III Contract issued as a result of exchange of insureds. (Note 8)

                    (c) Endorsement for new PS III Contract issued as a result of exchange of PS I or PS II Contracts. (Note 8)

                    (d) Endorsement defining Active Investment Option at issue. (Note 10)

                    (e) Endorsement defining Active Investment Option post issue. (Note 10)

                    (f) Rider for Payment of an Additional Amount Upon Surrender of the Contract. (Note 12)

      2.    See Exhibit 1.A.(5).


      3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 13)


      4.    None.

      5.    Not Applicable.


      6. Opinion and Consent of Pamela Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 13)


      7.    Powers of Attorney.

            (a)   William J. Eckert, IV, David R. Odenath, Jr. (Note 2)

            (b)   James J. Avery, Jr. (Note 3)

            (c)   Ronald P. Joelson (Note 11)

            (d) Vivian L. Banta, Richard J. Carbone, Helen M. Galt, Jean D. Hamilton (Note 12)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Pre-Effective Amendment No. 1,
         Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 10 to Form
         S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 26 to Form
         S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 12 to Form
         S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Registrant's Form S-6, filed August 13,
         1999.

(Note 7) Incorporated by reference to Pre-Effective Amendment No. 1 to this
         Registration Statement, filed November 3, 1999.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 26, 2000.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-94115, filed January 5, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 2 to this
          Registration Statement, filed October 13, 2000.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 14 to Form
          S-1, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 5 to this
          Registration Statement, filed June 28, 2001.


(Note 13) Incorporated by reference to Post-Effective Amendment No. 6 to this
          Registration Statement, filed April 26, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pruco Life of New Jersey Variable Appreciable Account, has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 19th day of July, 2002.


(Seal)        Pruco Life of New Jersey Variable Appreciable Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)

Attest: /s/ Thomas C. Castano              By: /s/ Andrew J. Mako
       ---------------------------            ----------------------------------
       Thomas C. Castano                      Andrew J. Mako
       Assistant Secretary                    Executive Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 19th day of July, 2002.


       Signature and Title
       -------------------

/s/ *
---------------------------------------------
Vivian L. Banta
President, Chairperson, and Director

/s/ *
---------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/ *                                           *By: /s/ Thomas C. Castano
---------------------------------------------       --------------------------
James J. Avery, Jr.                                 Thomas C. Castano
Director                                            (Attorney-in-Fact)


/s/ *
---------------------------------------------
Richard J. Carbone
Director

/s/ *
---------------------------------------------
Helen M. Galt
Director

/s/ *
---------------------------------------------
Jean D. Hamilton
Director

/s/ *
---------------------------------------------
Ronald P. Joelson
Director

/s/ *
---------------------------------------------
David R. Odenath, Jr.
Director